Equity	12 Months Ended
Jun. 30, 2023
Equity
Equity
13.	Equity

Ordinary shares

As of June 30, 2020, 50,000,000 ordinary shares were issued at par value, equivalent to share capital of US$5. On March 26, 2021, the Company completed its IPO of 3,000,000 ADSs at US$10.00 per ADS on NASDAQ. Each ADS represents two ordinary shares of the Company. As of June 30, 2021, 56,000,000 ordinary shares were issued at par value, equivalent to share capital of US$6, which number of shares was same as that outstanding as of the issuance date of the financial statements.

Contribution from Noncontrolling Shareholders

In September 2022, the Company entered into an investment agreement to purchase 65% equity interest of Sincerity and Compassion Health Management Center. According to the investment agreement, after 65% equity interest of Sincerity and Compassion Health Management Center is purchased by the Company from the minority shareholders, the Company and the minority shareholders should make additional capital investment of RMB6,500 and RMB3,500, respectively. The Company and the minority shareholders still own 65% and 35% equity interest of Sincerity and Compassion Health Management Center immediately before and after the subscription, with no change in the ownership percentage. As a result of the subscription, the Company recognized noncontrolling interest of RMB3,500 for the additional capital contribution made by the minority shareholders.

Contribution from a Shareholder

The RMB68 is the contribution from a minority shareholder of Compassion Health Management Center to temporarily support the daily operation of the Compassion Health Management Center in the process of the acquisition.